UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 21, 2012

Enstar Group Limited

(Exact name of registrant as specified in its charter)

Bermuda	001-33289	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box HM 2267, Windsor Place, 3rd Floor 18 Queen Street, Hamilton HM JX Bermuda		N/A
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (441) 292-3645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Accountant Previously Engaged as Principal Accountant.

As previously reported in Item 4.01 of the Current Report on Form 8-K filed by Enstar Group Limited (the “Company”) on April 20, 2012 (the “Original 8-K”), at its meeting on April 17, 2012, the Audit Committee of the Board of Directors of the Company determined not to reappoint Deloitte & Touche Ltd., Bermuda (“Deloitte”), as the Company’s independent registered public accounting firm for the Company’s 2012 fiscal year. The additional information set forth in Item 4.01(a) of the Original 8-K is incorporated by reference herein.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Deloitte a copy of the disclosures it is making in this Current Report on Form 8-K prior to filing it with the Securities and Exchange Commission (the “Commission”) and requested that Deloitte furnish a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of Deloitte’s letter dated June 22, 2012 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Accountant as Principal Accountant.

At the Company’s 2012 Annual General Meeting held June 21, 2012 (the “Annual Meeting”), the Company’s shareholders approved the Audit Committee’s appointment of KPMG, a Bermuda partnership (“KPMG”), as the Company’s independent registered public accounting firm for the Company’s 2012 fiscal year. As previously reported in the Original 8-K, the Audit Committee appointed KPMG at its April 17, 2012 meeting, subject to the approval of the Company’s shareholders. The additional information set forth in Item 4.01(b) of the Original 8-K is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) On June 21, 2012, the Company held its Annual Meeting.

(b) At the Annual Meeting, the shareholders voted on the following four proposals and cast their votes as described below.

1. Proposal No. 1: Election of Class III Director. The individual listed below was elected to serve a term expiring at the annual general meeting of shareholders in 2015.

Director	For	Against	Abstain	Broker Non-Votes
Dominic F. Silvester	9,504,098	1,325,884	4,415	1,664,455

2. Proposal No. 2: Advisory vote to approve executive compensation. This proposal was approved.

For	Against	Abstain	Broker Non-Votes
8,651,732	1,953,035	229,630	1,664,455

3. Proposal No. 3: Ratification of the selection of KPMG, a Bermuda partnership, to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 and authorization of the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm. This proposal was approved.

For	Against	Abstain	Broker Non-Votes
12,412,227	79,155	7,470	0

4. Proposal No. 4: Election of subsidiary directors identified in Proposal No. 4 of the Company’s Proxy Statement. All of the individual subsidiary director nominees listed below received the same total number of votes; these vote totals are provided in the table that follows. The Company’s Board of Directors will cause its corporate representative or proxy to vote the shares it holds in its subsidiaries in the same proportion as the votes received at this Annual Meeting.

For	Against	Abstain	Broker Non-Votes
10,492,872	82,039	259,486	1,664,455

Subsidiary Director Nominees:

AG Australia Holdings Limited

Richard J. Harris

Nicholas A. Packer

Steven Given

Sandra O’Sullivan

Nicholas Hall

American Concept Insurance Company

Karl J. Wall

Robert Carlson

Joseph Follis

Donald Woellner

Donna L. Stolz

John A. Dore

Steven Given

Bantry Holdings Ltd.

Adrian C. Kimberley

Duncan M. Scott

David Rocke

B.H. Acquisition Limited

Richard J. Harris

Paul J. O’Shea

David Rocke

Adrian C. Kimberley

Blackrock Holdings Ltd.

Adrian C. Kimberley

Duncan M. Scott

David Rocke

Bosworth Run-off Limited

Alan Turner

Ludovic de Belleval

C. Paul Thomas

Brian J. Walker

Brampton Insurance Company Limited

Max Lewis

C. Paul Thomas

Alan Turner

Steven Western

Brittany Insurance Company Ltd.

Paul J. O’Shea

Richard J. Harris

Adrian C. Kimberley

David Rocke

Duncan M. Scott

Capital Assurance Company Inc.

Karl J. Wall

Robert Carlson

Andrea Giannetta

James Grajewski

Donna L. Stolz

Steven Given

Capital Assurance Services Inc.

Karl J. Wall

Robert Carlson

Andrea Giannetta

James Grajewski

Donna L. Stolz

Castlewood Limited

Adrian C. Kimberley

Duncan M. Scott

Elizabeth DaSilva

Cavell Holdings Limited

C. Paul Thomas

Alan Turner

Cavell Insurance Company Limited

Ian Millar

C. Paul Thomas

Alan Turner

Chatsworth Limited

Adrian C. Kimberley

David Rocke

Elizabeth DaSilva

Orla Gregory

Richard J. Harris

Church Bay Limited

Gary Potts

Jann Skinner

Bruce Bollom

Richard J. Harris

Nicholas A. Packer

Claremont Liability Insurance Company

Karl J. Wall

Robert Carlson

Joseph Follis

Andrea Giannetta

Donna L. Stolz

Steven Given

Donald Woellner

James Grajewski

Clarendon America Insurance Company

Karl J. Wall

Joseph Follis

Robert Carlson

Steven Given

Thomas Nichols

Robert Redpath

Michael Sheehan

Clarendon Holdings, Inc.

Karl J. Wall

Cheryl D. Davis

Donna L. Stolz

Robert Carlson

Steven Given

Clarendon National Insurance Company

Karl J. Wall

Joseph Follis

Robert Carlson

Steven Given

Thomas Nichols

Robert Redpath

Michael Sheehan

Clarendon Select Insurance Company

Karl J. Wall

Joseph Follis

Robert Carlson

Steven Given

Thomas Nichols

Robert Redpath

Michael Sheehan

CLIC Holdings, Inc.

Karl J. Wall

Donna L. Stolz

Robert Carlson

Cheryl D. Davis

Steven Given

Comox Holdings Ltd.

Ludovic de Belleval

Richard J. Harris

Adrian C. Kimberley

Jiro Kasahara

David Rocke

Compagnie Europeenne d’Assurances Industrielles S.A.

Nicholas A. Packer

C. Paul Thomas

Alan Turner

Constellation Reinsurance Company

Karl J. Wall

Robert Carlson

Thomas J. Balkan

Joseph Follis

Andrea Giannetta

Mark A. Kern

Raymond Rizzi

Teresa Reali

Donna L. Stolz

James Grajewski

Jay Banskota

Richard C. Ryan

Thomas Nichols

Steven Given

The Copenhagen Reinsurance Company

C. Paul Thomas

Alan Turner

The Copenhagen Reinsurance Company (UK) Limited

Alan Turner

C. Paul Thomas

Steven Western

Copenhagen Reinsurance Services Limited

Alan Turner

C. Paul Thomas

Courtenay Holdings Ltd.

Richard J. Harris

David Rocke

Adrian C. Kimberley

Cranmore Adjusters Limited

Phillip Cooper

David Ellis

C. Paul Thomas

Steven Norrington

Alan Turner

Mark Wood

Cranmore Adjusters (Australia) Pty Limited

Sandra O’Sullivan

Nicholas Hall

Steven Norrington

Cranmore (Asia) Limited

David Rocke

Elizabeth DaSilva

Adrian C. Kimberley

Duncan M. Scott

Cranmore Asia (Pte) Limited

Ian Belcher

Goh Mei Xuan Michelle

Cranmore (Bermuda) Limited

Adrian C. Kimberley

Elizabeth DaSilva

Duncan M. Scott

David Rocke

Cranmore (US) Inc.

Karl J. Wall

Cheryl D. Davis

Donna L. Stolz

Robert Carlson

Steven Given

Cumberland Holdings Ltd.

Adrian C. Kimberley

Richard J. Harris

Paul J. O’Shea

David Rocke

Electricity Producers Insurance Company (Bda) Limited

Paul J. O’Shea

Adrian C. Kimberley

David Rocke

Richard J. Harris

Orla Gregory

Duncan M. Scott

Enstar (EU) Finance Limited

C. Paul Thomas

Alan Turner

Enstar (EU) Holdings Limited

David Hackett

C. Paul Thomas

Alan Turner

Enstar (EU) Limited

David Atkins

David Grisley

David Hackett

Michael Lynagh

Duncan McLaughlin

Derek Reid

C. Paul Thomas

Alan Turner

Enstar Acquisition Ltd.

C. Paul Thomas

Alan Turner

Enstar Australia Holdings Pty Ltd.

Gary Potts

Jann Skinner

Bruce Bollom

Richard J. Harris

Nicholas A. Packer

Enstar Australia Limited

Nicholas A. Packer

Nicholas Hall

Sandra O’Sullivan

Enstar Brokers Limited

Richard J. Harris

Elizabeth DaSilva

Adrian C. Kimberley

David Rocke

Enstar Financial Services Inc.

Robert Carlson

Cheryl D. Davis

Enstar Financing Limited

Elizabeth DaSilva

Adrian C. Kimberley

Richard J. Harris

Duncan M. Scott

Enstar Group Operations Inc.

Robert Carlson

Cheryl D. Davis

Enstar Holdings (US) Inc.

Karl J. Wall

Cheryl D. Davis

Donna L. Stolz

Robert Carlson

Steven Given

Robert V. Deutsch

Enstar Insurance Management Services Ireland Limited

Nicholas A. Packer

Orla Gregory

Richard J. Harris

Kieran Hayes

Enstar Investment Management Ltd.

Richard J. Harris

Adrian C. Kimberley

Elizabeth DaSilva

Enstar Investments Inc.

Karl J. Wall

Cheryl D. Davis

Donna L. Stolz

Robert Carlson

Steven Given

Enstar Limited

Paul J. O’Shea

Richard J. Harris

Adrian C. Kimberley

David Rocke

Elizabeth DaSilva

Enstar New York, Inc.

Karl J. Wall

Cheryl D. Davis

Donna L. Stolz

Robert Carlson

Steven Given

Enstar (US) Inc.

Karl J. Wall

Cheryl D. Davis

Donna L. Stolz

Robert Carlson

Steven Given

Enstar USA Inc.

Robert Carlson

Cheryl D. Davis

Karl J. Wall

Fieldmill Insurance Company Limited

Ian Millar

C. Paul Thomas

Alan Turner

Fitzwilliam Insurance Limited

Paul J. O’Shea

Richard J. Harris

Adrian C. Kimberley

David Rocke

Nicholas A. Packer

Flatts Limited

C. Paul Thomas

Alan Turner

Forsakringsaktiebolaget Assuransinvest MF

Mats Höglund

C. Paul Thomas

Alan Turner

Nicholas A. Packer

Gordian Runoff Limited

Gary Potts

Jann Skinner

Bruce Bollom

Richard J. Harris

Nicholas A. Packer

Goshawk Dedicated Ltd.

C. Paul Thomas

Alan Turner

Goshawk Holdings (Bermuda) Limited

Adrian C. Kimberley

Orla Gregory

David Rocke

Richard J. Harris

Goshawk Insurance Holdings Limited

C. Paul Thomas

Alan Turner

Guildhall Insurance Company Limited

C. Paul Thomas

Paul Carruthers

Alan Turner

Harbor Specialty Insurance Company

Karl J. Wall

Joseph Follis

Robert Carlson

Steven Given

Thomas Nichols

Robert Redpath

Michael Sheehan

Harper Holdings SARL

Nicholas A. Packer

John Cassin

Harper Insurance Limited

Michael H.P. Handler

Stefan Wehrenberg

Dr. Florian von Meiss

Richard J. Harris

Andreas K. Iselin

Harrington Sound Limited

Richard J. Harris

Nicholas A. Packer

Nicholas Hall

Sandra O’Sullivan

Hillcot Holdings Ltd.

Paul J. O’Shea

Adrian C. Kimberley

Richard J. Harris

Hillcot Re Limited

Ian Millar

C. Paul Thomas

Alan Turner

Hillcot Underwriting Management Limited

C. Paul Thomas

Alan Turner

Hove Holdings Limited

Richard J. Harris

Adrian C. Kimberley

David Rocke

Elizabeth DaSilva

Hudson Reinsurance Company Limited

Paul J. O’Shea

Richard J. Harris

Adrian C. Kimberley

David Rocke

Duncan M. Scott

Inter-Ocean Holdings Ltd.

Adrian C. Kimberley

Duncan M. Scott

Richard J. Harris

Orla Gregory

Inter-Ocean Reinsurance Company Ltd.

Adrian C. Kimberley

Duncan M. Scott

Richard J. Harris

Paul J. O’Shea

Orla Gregory

Inter-Ocean Reinsurance (Ireland) Ltd.

Richard J. Harris

Orla Gregory

Kevin O’Connor

Kenmare Holdings Ltd.

Richard J. Harris

Paul J. O’Shea

Adrian C. Kimberley

Dominic F. Silvester

David Rocke

Nicholas A. Packer

Kinsale Brokers Limited

Philip Hernon

C. Paul Thomas

Alan Turner

Knapton Holdings Limited

C. Paul Thomas

Alan Turner

Knapton Insurance Limited

Jeremy Riley

C. Paul Thomas

Alan Turner

Brian J. Walker

Laguna Life Limited

Orla Gregory

Paul J. O’Shea

Nicholas A. Packer

Richard J. Harris

Kieran J. Hayes

David Allen

Alastair Nicoll

Longmynd Insurance Company Limited

Ian Millar

C. Paul Thomas

Alan Turner

Marlon Insurance Company Limited

C. Paul Thomas

Alan Turner

Steven Western

Marlon Management Services Limited

C. Paul Thomas

Alan Turner

Mercantile Indemnity Company Limited

Ian Millar

C. Paul Thomas

Alan Turner

Brian J. Walker

Mongard Ltd.

Adrian C. Kimberley

Duncan M. Scott

Orla Gregory

Richard J. Harris

Nordic Run-Off Limited

C. Paul Thomas

Alan Turner

New Castle Reinsurance Company Ltd.

Richard J. Harris

Adrian C. Kimberley

Paul J. O’Shea

David Rocke

Northshore Holdings Limited

Elizabeth DaSilva

Richard J. Harris

Adrian C. Kimberley

Oceania Holdings Ltd.

Richard J. Harris

Adrian C. Kimberley

David Rocke

Overseas Reinsurance Corporation Limited

Adrian C. Kimberley

Paul J. O’Shea

Richard J. Harris

David Rocke

Paget Holdings GmbH Limited

David Rocke

Paul J. O’Shea

Richard J. Harris

Adrian C. Kimberley

Providence Washington Holdings, Inc.

Karl J. Wall

Robert Carlson

Donald Woellner

Donna L. Stolz

Steven Given

Providence Washington Insurance Company

Karl J. Wall

Robert Carlson

Joseph Follis

Donald Woellner

Donna L. Stolz

John A. Dore

Steven Given

Providence Washington Insurance Solutions, LLC

Karl J. Wall

Robert Carlson

Cheryl D. Davis

Donna L. Stolz

Steven Given

PWAC Holdings Inc.

Karl J. Wall

Cheryl D. Davis

Donna L. Stolz

Robert Carlson

Steven Given

PW Acquisition Co.

Karl J. Wall

Robert Carlson

Donald Woellner

Donna L. Stolz

Steven Given

PW Holdings, Inc.

Karl J. Wall

Robert Carlson

Donald Woellner

Donna L. Stolz

Steven Given

Regis Agencies Limited

C. Paul Thomas

Alan Turner

Revir Limited

Richard J. Harris

Elizabeth DaSilva

Adrian C. Kimberley

David Rocke

River Thames Insurance Company Limited

Max Lewis

Ian Millar

C. Paul Thomas

Alan Turner

Rombalds Limited

C. Paul Thomas

Alan Turner

Rosemont Reinsurance Ltd.

Paul J. O’Shea

Orla Gregory

Richard J. Harris

Adrian C. Kimberley

David Rocke

Royston Holdings Ltd.

Adrian C. Kimberley

Richard J. Harris

David Rocke

Duncan M. Scott

Royston Run-off Ltd.

C. Paul Thomas

Alan Turner

Seaton Insurance Company

Karl J. Wall

Robert Carlson

Joseph Follis

Andrea Giannetta

Donna L. Stolz

Steven Given

SGL No. 1 Ltd.

Richard J. Harris

Timothy Hanford

C. Paul Thomas

SGL No. 3 Ltd.

Richard J. Harris

Timothy Hanford

Shelbourne Group Limited

Timothy Hanford

Richard J. Harris

Philip Martin

C. Paul Thomas

Paul J. O’Shea

Nicholas A. Packer

Shelbourne Syndicate Services Limited

Norman Bernard

Paul Carruthers

Andrew Elliot

Ewen Gilmour

Timothy Hanford

Richard J. Harris

Philip Martin

C. Paul Thomas

Paul J. O’Shea

Nicholas A. Packer

Darren S. Truman

Shelly Bay Holdings Limited

Nicholas A. Packer

Richard J. Harris

Sandra O’Sullivan

Nicholas Hall

Simcoe Holdings Ltd.

Richard J. Harris

Adrian C. Kimberley

David Rocke

Elizabeth DaSilva

Sun Gulf Holdings, Inc.

Karl J. Wall

Robert Carlson

Cheryl D. Davis

Donna L. Stolz

Steven Given

Sundown Holdings Limited

Adrian C. Kimberley

David Rocke

Richard J. Harris

TGI Australia Limited

Gary Potts

Jann Skinner

Bruce Bollom

Richard J. Harris

Nicholas A. Packer

Unionamerica Acquisition Company Limited

C. Paul Thomas

Alan Turner

Unionamerica Holdings Limited

C. Paul Thomas

Alan Turner

Unionamerica Insurance Company Limited

Jeremy Riley

C. Paul Thomas

Paul Carruthers

Alan Turner

Unione Italiana (UK) Reinsurance Company Limited

Ian Millar

C. Paul Thomas

Alan Turner

Virginia Holdings Ltd.

Richard J. Harris

Adrian C. Kimberley

David Rocke

York Insurance Company

Karl J. Wall

Robert Carlson

Joseph Follis

Donald Woellner

Donna L. Stolz

John A. Dore

Steven Given

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter of Deloitte & Touche Ltd., Bermuda, dated June 22, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSTAR GROUP LIMITED

Date: June 22, 2012	By: /s/ Richard J. Harris
Richard J. Harris
Chief Financial Officer